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                               THIRD AMENDMENT

                          Dated as of May 10, 2001

                             TO CREDIT AGREEMENT

                                    among

                          CELTICS BASKETBALL, L.P.,
                                as Borrower,

                     BOSTON CELTICS LIMITED PARTNERSHIP
                    BOSTON CELTICS LIMITED PARTNERSHIP II
                         CELTICS LIMITED PARTNERSHIP
                      CELTICS BASKETBALL HOLDINGS, L.P.
                            CELTICS PRIDE, G.P.,
                           as Borrower Affiliates,

                                     and

                       CITIZENS BANK OF MASSACHUSETTS,
                                  as Lender


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                   THIRD AMENDMENT TO THE CREDIT AGREEMENT

      This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Third Amendment") is entered into as of May 10, 2001 by and among CELTICS BASKETBALL, L.P., a Delaware limited partnership (the "Borrower"), CELTICS LIMITED PARTNERSHIP, a Delaware limited partnership ("Celtics Limited Partnership"), BOSTON CELTICS LIMITED PARTNERSHIP II, a Delaware limited partnership ("BCLP"), BOSTON CELTICS LIMITED PARTNERSHIP, a Delaware limited partnership ("BCLP II"), CELTICS BASKETBALL HOLDINGS, L.P., a Delaware limited partnership ("Celtics Basketball Holdings"), CELTICS PRIDE, G.P., a Delaware general partnership (together with Celtics Limited Partnership, BCLP, BCLP II, and Celtics Basketball Holdings, the "Borrower Affiliates"), and Citizens Bank of Massachusetts, a Massachusetts savings bank (the "Lender").

                                  Recitals
                                  --------

      The Borrower, the Borrower Affiliates and the Lender are parties to a Credit Agreement dated as of December 15, 1997 as amended by the First Amendment to the Credit Agreement and Assumption Agreement dated as of June 30, 1998 and the Second Amendment dated as of July 30, 1999 (as further amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement"). The Borrower desires to amend, and each Borrower Affiliate approves such amendment of, the Credit Agreement as set forth in this Third Amendment, and the Lender is willing to amend the Credit Agreement on the terms and conditions stated herein. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

      NOW, THEREFORE, the Borrower, each Borrower Affiliate and the Lender hereby agree as follows:

            SECTION 1. Definitions. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Debt Service" in its entirety and substituting therefor a new definition as follows:

                  "Debt Service. The following amounts for the periods indicated: (a) Interest Expense plus Current Maturities of Long Term Debt related to purchase money equipment financing and capitalized leases ("CMLTD-PM") for any reporting period ending at any time from December 31, 1997 through December 31, 2001; (b) Interest Expense plus CMLTD-PM plus Current Maturities of the Term Loan plus $2,500,000 for the reporting period ending March 31, 2002; and (c) Interest Expense plus CMLTD-PM plus Current Maturities of the Term Loan for all reporting periods ending after March 31, 2002, commencing with the reporting period ending June 30, 2002."

            SECTION 2.    Amendment of Covenants.

                  (a) Article 8 of the Credit Agreement is hereby amended by deleting Section 8.6 thereof in its entirety and substituting therefor the following:

                        "8.6    Debt Service Coverage.  (a) For each four-
                  quarter period commencing with the four-quarter period ending December 31, 1997 through the four-quarter period ending December 31, 2000, the Borrower shall not permit the ratio of (i)(A) Cash Flows from Operating Activities plus (B) Interest Expense minus (C) Capital Expenditures minus (D) dividends and other Distributions and minus (E) cash taxes paid, divided by (ii) Debt Service, to fall below 1.25-to-1.00; provided, however, that the Borrower need not comply with the requirement set forth in this
                  Section 8.6(a) for the four-quarter period ending June
                  30, 1999.

                  (b) For each four-quarter period ending March 31, 2001 and June 30, 2001, the Borrower shall not permit the ratio of
            (i) (A) Cash Flows from Operating Activities plus (B) Interest Expense plus (C) $8,000,000 (representing a distribution made in September 2000) plus (D) cash balances in accounts of the Borrower as of the last date of such four-quarter period minus
            (E) Capital Expenditures minus (F) dividends and other Distributions minus (G) cash taxes paid and minus (H) the outstanding balance of Revolving Credit Loans as of the last date of such four-quarter period, divided by (ii) Debt Service, to fall below 1.75 to 1.00.

                  (c) For each four-quarter period ending September 30, 2001 and each period of four consecutive quarters thereafter, the Borrower shall not permit the ratio of (i) (A) Cash Flows from Operating Activities plus (B) Interest Expense minus (C) Capital Expenditures minus (D) dividends and other Distributions and minus (E) cash taxes paid, divided by (ii) Debt Service, to fall below 1.25 to 1.00."

            (b) Article 8 of the Credit Agreement is hereby further amended by inserting the phrase "and shall require the written consent of the Lender" at the end of the first sentence of Section 8.7.

            SECTION 3. Representations and Warranties; No Default. The Borrower hereby confirms to the Lender that the representations and warranties set forth in Article 6 of the Credit Agreement are true and correct as of the date hereof, as if set forth herein in full. Each Borrower Affiliate hereby confirms to the Lender that the representations and warranties made by such Borrower Affiliate set forth in Article 6A of the Credit Agreement are true and correct as
      of the date hereof, as if set forth herein in full.   The Borrower
      and each Borrower Affiliate hereby certifies that no Default or Event of Default has occurred and is continuing.

            SECTION 4. Miscellaneous. The Borrower agrees to pay on demand an amendment fee of $2,500 to the Lender on the date hereof and all the Lender's reasonable expenses in preparing, executing and delivering this Third Amendment to the Credit Agreement, and all related instruments and documents, including, without limitation, the reasonable fees and out-of-pocket expenses of the Lender's special counsel, Goodwin Procter LLP. This Third Amendment to the Credit Agreement shall be a Loan Document and shall be governed by and construed and enforced under the laws of The Commonwealth of Massachusetts.

                         [Signature Page to Follow]

      IN WITNESS WHEREOF, the Borrower, each Borrower Affiliate and the Lender have caused this Third Amendment to Credit Agreement to be executed by their duly authorized officers as of the date first set forth above.

                                       CELTICS BASKETBALL, L.P.

                                       By:    Boston Celtics Corporation,
                                       as General Partner

                                       By:  /s/ Richard G. Pond
                                            -------------------------------
                                       Name:    Richard Pond
                                       Title:    Executive Vice President,
                                       Chief Operating Officer, Chief
                                       Financial Officer, Treasurer and
                                       Secretary

                                       BOSTON CELTICS LIMITED PARTNERSHIP II

                                       By:  Boston Celtics Limited
                                       Partnership II GP, Inc.,
                                       as General Partner

                                       By:  /s/ Richard G. Pond
                                            -------------------------------
                                       Name:
                                       Title:    Executive Vice President,
                                       Chief Operating Officer, Chief
                                       Financial Officer, Treasurer and
                                       Secretary

                                       BOSTON CELTICS LIMITED PARTNERSHIP

                                       By:  Boston Celtics Limited
                                       Partnership GP, Inc., as General
                                       Partner

                                       By:  /s/ Richard G. Pond
                                            -------------------------------
                                       Name:
                                       Title:

                                       CELTICS BASKETBALL HOLDINGS, L.P.

                                       By:  Boston Celtics Corporation, as
                                       General Partner

                                       By:  /s/ Richard G. Pond
                                            -------------------------------
                                       Name:    Richard Pond
                                       Title:    Executive Vice President,
                                       Chief Operating Officer, Chief
                                       Financial Officer, Treasurer and
                                       Secretary

                                       CELTICS PRIDE, G.P.

                                       By:  Celtics Capital Corporation, as
                                       General Partner

                                       By:  /s/ Richard G. Pond
                                            -------------------------------
                                       Name:    Richard Pond
                                       Title:    Executive Vice President,
                                       Chief Operating Officer, Chief
                                       Financial Officer, Treasurer and
                                       Secretary

                                       CITIZENS BANK OF MASSACHUSETTS

                                       By:  /s/ Lori B. Leeth
                                            -------------------------------
                                       Name: Lori B. Leeth
                                       Title:  Senior Vice President
	4
LIBC/1111983.3

LIBC/1111983.3